                                 MORGAN STANLEY
                          AFRICA INVESTMENT FUND, INC.
---------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs                           John A. Levin
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              William G. Morton, Jr.
Frederick B. Whittemore                   DIRECTOR
VICE-CHAIRMAN OF THE BOARD OF DIRECTORS   James W. Grisham
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Michael F. Klein
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Harold J. Schaaff, Jr.
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
David B. Gill                             VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
Graham E. Jones                           SECRETARY
DIRECTOR                                  James R. Rooney
                                          TREASURER
                                          Belinda A. Brady
                                          ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ---------

                                 MORGAN STANLEY
                               AFRICA INVESTMENT
                                   FUND, INC.
                                   ---------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the nine months ended September 30, 1996, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -0.57%. For the period since the Fund's commencement of operations on February 14, 1994, the Fund's total return, based on net asset value per share, is 34.65%. For the three months ended September 30, 1996, the Fund had a total return of 3.56% based on net asset value per share. On September 30, 1996, the closing price of the Fund's shares on the New York Stock Exchange was 12 7/8, representing a 22.4% discount to the Fund's net asset value per share.

The decline in the Fund's performance for the nine months can be attributed primarily to the Fund's holdings in South Africa which has experienced a currency depreciation of 25% over the same period. For the nine months ended September 30, 1996, the Morgan Stanley Capital International South Africa Index declined by -14.34%.

As mentioned in prior reports, the Fund has continued to pursue its goal of geographical diversification in undervalued regions in Africa. The following details changes in the Fund's exposure by country over the past year.

                     SEPTEMBER 30
               ------------------------
COUNTRY           1995         1996        CHANGE
-------------      ---          ---      -----------
Egypt              --             10.1%       10.1%
Zimbabwe              3.5%         9.1%        5.6%
Mauritius             1.8%         4.6%        2.8%
Botswana           --              1.4%        1.4%
Ivory Coast           2.4%         2.6%        0.2%
South Africa         59.0%        46.1%      (12.9%)
Nigeria               8.2%         3.8%       (4.4%)
Morocco              12.9%        11.3%       (1.6%)
Ghana                 1.8%         1.4%       (0.4%)
Algeria               1.7%         1.4%       (0.3%)
Other                 8.7%         8.2%       (0.5%)

This diversification strategy has done well in 1996 particularly in Zimbabwe, Egypt, and Morocco where the equity markets have provided total returns of between 10% and 50%. The Fund's exposure to the fixed income markets has also paid off with a year to date total return of about 20%. We remain committed to further diversifying the Fund's portfolio in the near term as we believe that African securities markets excluding South Africa remain undervalued.

SOUTH AFRICA

The South African rand remains volatile and is now 25% lower versus the U.S. dollar than at the beginning of the year. Gold and foreign exchange reserves are down to R10 billion ($2.2 billion representing 4 weeks of import cover) and on net basis including utilized foreign credit lines are down to $2.1 billion. September was the first month in which the Reserve Bank used foreign credit lines of $135 million (available $3.3 billion). In our opinion, the currency will remain vulnerable while foreign exchange controls remain in place. Given the country's limited foreign exchange reserves, a "big bang" approach on exchange control removal is not feasible unless the government is willing to live with a period of increased currency volatility and the resultant inflationary consequences. So far the depreciation in the rand has not filtered through to the export sector. This is probably due to 1) a lag in the benefit to come through and, 2) exporters having sold forward their production at lower exchange rates (as low as $1=3.9 rand vs. $1=4.55 rand today). The benefit from the 25% depreciation in the rand is expected to be realized by the exporters beginning in December 1996. The Fund's South African equity portfolio remains very overweight in the export sectors which in our opinion are significantly undervalued at current prices.

M3 and private sector credit growth remains extremely high. M3 is currently growing at 15.5% while private sector credit has been expanding at 17.7%. Compared to a year ago these monetary aggregates have not shown any marked improvement. This is in spite of high real interest rates of 12% on prime. The goal of the Reserve Bank is to keep this growth in the 7-10% level (Inflation + GDP growth or 7.5% + 3% = 10.5%). As a result, we do not expect a reduction in interest rates while money supply growth remains high and the currency stays unstable. Inflation which had declined to a 23-year low of 5.5% in May has gradually increased to 7.5% in September as it was being compared to higher drought-influenced numbers in the prior year. Inflation has been under control mainly as a result of import tariff cuts and import surcharge abolition as well as low price increases in South Africa from foreign suppliers. We do expect inflation to increase to 8.5% by year end as the impact of the currency depreciation begins to feed through. GDP growth for 1996 and 1997 is expected to be 3% and 3.5%, respectively. In 1997 GDP will be driven a lot more from the export oriented sectors. The equity market trades at 14 times prospective earnings which are forecast to increase by 18%. Most of the growth in earnings over the next year will be driven by the exporters while the domestic oriented industries will remain under pressure from high interest rates, margin pressure from imports and an overextended consumer.

REST OF AFRICA

The Fund's investments in the rest of Africa have performed well in 1996. Returns have been strong from equity investments in Zimbabwe, Morocco and Egypt and from our overall fixed income portfolio. The Harare stock market is up over 50% so far. Provided Zimbabwe receives average rainfall, the GDP should grow for Zimbabwe by 7% and 5% in 1996 and 1997, respectively. Inflation has declined from 28% at the start of the year to the current level of 20%. The stock market is still attractive as it sells at 10 times prospective earnings with real earnings growth of about 15%.

The Mauritius market has not performed well in 1996. The SEMDEX has declined by 18.5% as of the end of September and in our opinion, is one of the most undervalued markets in Africa. The market trades at a forward multiple of 7 times earnings, 1.2 times book value and is supported by a dividend yield of 4%. State Bank of Mauritius, the Fund's largest investment in Mauritius, trades at 7 times June 1997 earnings, 0.9 times book value and has a dividend yield of 5.5%. The return on assets and equity are 2.1% and 12.8%, respectively. If it were not for the fact that State Bank is overcapitalized with a capital adequacy ratio of 28%, return on equity would have been much higher. The bank recently reported an earnings increase of 28%. The Mauritius economy is very strong with GDP forecast for 1996 to be 5%, the average for the past decade. Over the next year we expect this market to re-rate significantly as domestic and international investors begin to realize how undervalued it is.

Fixed income assets performed well during the third quarter. Oil exporting countries credit perceptions improved as oil prices firmed up because of tensions in the Middle East and a delay in the release of Iraqi oil stocks. Algeria and Nigerian assets benefited the most from the rally in oil. Elsewhere, Moroccan loans rallied based on an improving economic picture, driven mainly by a cyclical recovery from the 1995 drought-induced recession.

As always, we continue to be very proactive in searching for undervalued opportunities across Africa. We look forward to keeping you informed about our ongoing strategy.

Sincerely,

           [SIGNATURE]

Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]

Marianne L. Hay
SENIOR PORTFOLIO MANAGER

    [SIGNATURE]

Jaideep Khanna
PORTFOLIO MANAGER

October 24, 1996

Morgan Stanley Africa Investment Fund, Inc.
Investment Summary as of September 30, 1996
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION (UNAUDITED)
                                                                      TOTAL RETURN (%)
                                                 ----------------------------------------------------------

                                                       MARKET VALUE (1)            NET ASSET VALUE (2)
                                                 ----------------------------  ----------------------------
                                                                   AVERAGE                       AVERAGE
                                                   CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                                 ----------------------------  ----------------------------
FISCAL YEAR TO DATE                                     2.12%            --          -0.57%            --
ONE YEAR                                               14.54          14.54  %       13.07          13.07  %
SINCE INCEPTION*                                        4.44           1.67          34.65          11.99

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                                                                             Nine Months
                                 1994*       1995   Ended September 30, 1996 (Unaudited)
Net Asset Value Per Share       $14.43     $17.05                                 $16.60
Market Value Per Share          $11.38     $12.88                                 $12.88
Premium/(Discount)              -21.1%     -24.5%                                 -22.4%
Income Dividends                 $0.54      $0.96                                      -
Capital Gains Distributions          -      $0.01                                  $0.27
Fund Total Return (2)            7.34%     26.14%                                 -0.57%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

* The Fund commenced operations on February 14, 1994.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            81.6%
Debt Securities              12.6%
Short-Term Investments        5.8%

--------------------------------------------------------------------------------
SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                                11.3%
Beverages                               4.8%
Building Materials & Components         3.9%
Chemicals                               7.7%
Electrical & Electronics                3.0%
Food & Household Products               4.0%
Gold Mines                              4.2%
Leisure & Tourism                       4.7%
Loan Agreements                        12.7%
Multi-Industry                         23.7%
Other                                  20.0%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

South Africa           46.9%
Morocco                11.3%
Egypt                  11.1%
Zimbabwe                9.1%
Mauritius               4.7%
Nigeria                 3.8%
United Kingdom          3.1%
Ivory Coast             2.6%
Botswana                1.4%
Ghana                   1.4%
Algeria                 1.4%
Ireland                 0.5%
Other                   2.7%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                    PERCENT OF
                                                    NET ASSETS
                                                   -------------
       1.  SASOL Ltd.                                      6.2%
       2.  Kingdom of Morocco Restructuring and
           Consolidation Agreement 'A'                     4.9
       3.  Central Bank of Nigeria Promissory
           Note                                            3.8
       4.  Amalgamated Banks of South Africa               3.8
       5.  Barlow Ltd.                                     3.6

                                                    PERCENT OF
                                                    NET ASSETS
                                                   -------------
       6.  Delta Corp. Ltd.                                3.1%
       7.  Corporate Africa                                3.0
       8.  Lonrho plc                                      3.0
       9.  SNI Maroc                                       2.9
      10.  Gencor Ltd.                                     2.7
                                                         -----
                                                          37.0%
                                                         -----
                                                         -----

--------------------------------------------------------------------------------

*Excludes short-term securities.

INVESTMENTS (UNAUDITED)
---------

SEPTEMBER 30, 1996

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
------------
AFRICAN COMMON STOCKS (79.1%)
  (Unless otherwise noted)
--------------------------------------------------------------------------------
------------
BOTSWANA (1.4%)
BEVERAGES
  Sechaba Investment Co.                              5,000,000     U.S.$  3,659
                                                                  --------------
--------------------------------------------------------------------------------
------------
EGYPT (10.1%)
BANKING
  Commercial International Bank                          35,709            4,927
  Egypt American Bank                                    14,209              397
                                                                  --------------
                                                                           5,324
                                                                  --------------
BUILDING MATERIALS & COMPONENTS
  Alexandria Cement                                       2,886              380
  Ameriyah Cement Co.                                   159,998            2,694
  Helwan Portland Cement                                209,800            3,006
  Torah Portland Cement Co.                             150,770            2,661
                                                                  --------------
                                                                           8,741
                                                                  --------------
CHEMICALS
  Paint & Chemical Industries                             1,951              479
                                                                  --------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Egyptian Electro Cables                                46,483            1,408
                                                                  --------------
FINANCIAL SERVICES
  Egyptian Finance & Industrial                          97,450            1,737
                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS
  Central Flour Mill                                     60,000              499
  North Cairo Flour Mills                               116,855            3,850
  South Cairo & Giza Mills Bakeries                      14,670              238
                                                                  --------------
                                                                           4,587
                                                                  --------------
REAL ESTATE
  Madinet Nasr Housing & Development                     33,710            1,441
                                                                  --------------
TOBACCO
  Eastern Tobacco                                       156,470            2,140
                                                                  --------------
                                                                          25,857
                                                                  --------------
--------------------------------------------------------------------------------
------------
GHANA (1.4%)
BANKING
  Standard Chartered Bank                               555,000            1,784
                                                                  --------------
BEVERAGES
  Guiness Ghana                                       3,636,822              516
  Kumasi Breweries                                      336,000              128
                                                                  --------------
                                                                             644
                                                                  --------------
FINANCIAL SERVICES
  Home Finance Co.                                    1,620,000              123
                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS
  Unilever                                            1,575,800              727
                                                                  --------------
--------------------------------------------------------------------------------
------------

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
------------

METALS -- NON-FERROUS
  Ghana Pioneer Aluminum Factory                      1,043,400   U.S.$       94
                                                                  --------------
TOBACCO
  Pioneer Tobacco Co., Ltd.                           2,897,600              210
                                                                  --------------
                                                                           3,582
                                                                  --------------
--------------------------------------------------------------------------------
------------
MAURITIUS (4.6%)
BANKING
  Mauritius Commercial Bank                             668,064            2,318
  State Bank of Mauritius                            11,106,342            4,580
                                                                  --------------
                                                                           6,898
                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS
  Happy World Foods, Ltd.                               940,261              639
                                                                  --------------
LEISURE & TOURISM
  New Mauritius Hotels                                1,593,088            2,126
                                                                  --------------
MULTI-INDUSTRY
  Mon Tressor Desert                                     66,368              112
  Rogers & Co. Ltd.                                     470,000            2,030
                                                                  --------------
                                                                           2,142
                                                                  --------------
                                                                          11,805
                                                                  --------------
--------------------------------------------------------------------------------
------------
MOROCCO (6.4%)
BANKING
  Banque Marocaine                                       77,142            3,537
  Wafabank                                               30,000            1,728
                                                                  --------------
                                                                           5,265
                                                                  --------------
MULTI-INDUSTRY
  Groupe Ona                                             47,500            2,438
  SNI Maroc                                             109,640            7,377
                                                                  --------------
                                                                           9,815
                                                                  --------------
TELECOMMUNICATIONS
  Alcatel Alsthom                                        19,400            1,318
                                                                  --------------
                                                                          16,398
                                                                  --------------
--------------------------------------------------------------------------------
------------
SOUTH AFRICA (46.1%)
APPLIANCES & HOUSEHOLD DURABLES
  Ellerine Holdings Ltd.                                198,881            1,000
                                                                  --------------
BANKING
  Amalgamated Banks of South Africa                   1,798,651            9,694
                                                                  --------------
BROADCASTING & PUBLISHING
  Nasionale Pers Beperk 'N'                             220,000            2,144
  Omni Media Corp.                                      100,000            1,587
  Perskor Beleggings Beperk                             163,200            1,684
                                                                  --------------
                                                                           5,415
                                                                  --------------
--------------------------------------------------------------------------------
------------

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
------------
SOUTH AFRICA (CONTINUED)
CHEMICALS
  Polfin Ltd.                                         1,975,200   U.S.$    3,344
  SASOL Ltd.                                          1,353,842           15,966
                                                                  --------------
                                                                          19,310
                                                                  --------------
CONSTRUCTION & HOUSING
  Concor Ltd.                                           265,122            1,519
  LTA Ltd.                                              126,700              726
                                                                  --------------
                                                                           2,245
                                                                  --------------
ELECTRICAL & ELECTRONICS
  Allied Electronics Corp., Ltd.                        720,000            1,024
  Dimension Data Holdings Ltd.                        2,570,920            5,112
  Spescom Electronics Ltd.                            1,000,000              893
  Voltex Holdings Ltd.                                  867,526              535
                                                                  --------------
                                                                           7,564
                                                                  --------------
ENERGY SOURCES
  Ingwe Coal Ltd.                                        39,000              294
  Trans Natal Coal Corp. Ltd.                           466,500            3,805
                                                                  --------------
                                                                           4,099
                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS
  Premier Group Holdings Ltd.                         1,191,409            1,681
                                                                  --------------
GOLD MINES
  Driefontein Consolidation Ltd.                        462,800            5,060
  Free State Consolidation Goldmines                    291,500            2,779
  Kloof Gold Mining                                     367,500            2,937
                                                                  --------------
                                                                          10,776
                                                                  --------------
INSURANCE
  AGA Holdings Ltd.                                   1,000,000            3,042
  Sage Group Ltd.                                     1,005,000            3,877
                                                                  --------------
                                                                           6,919
                                                                  --------------
LEISURE & TOURISM
  Kersaf Investments Ltd.                               150,000            1,554
  Leisurenet Ltd.                                       114,510               91
  Servgro International Ltd.                            508,900            2,580
  Spur Holdings Ltd.                                    700,000            1,466
  Sun International (South Africa) Ltd.               2,343,571            2,480
                                                                  --------------
                                                                           8,171
                                                                  --------------
MACHINERY & ENGINEERING
  Howden Africa Holdings                              1,563,940            1,534
                                                                  --------------
MANUFACTURING
  Tiger Wheels Ltd.                                     100,000              386
                                                                  --------------
MERCHANDISING
  Metro Cash and Carry Ltd.                             523,800            1,790
                                                                  --------------
METALS -- NON-FERROUS
  Potgietersrust Platinums Ltd.                         307,549            1,491
  Rustenburg Platinum Holdings Ltd.                      61,018              962
                                                                  --------------
                                                                           2,453
                                                                  --------------
--------------------------------------------------------------------------------
------------
                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
------------

MULTI-INDUSTRY
  Anglo American Industrial Corp.                        98,500   U.S.$    3,474
  Barlow Ltd.                                           945,700            9,172
  Bidvest Group Ltd.                                    849,438            4,719
  Corporate Africa                                    2,500,000            1,234
  Corporate Africa (Preferred)                       12,500,000            6,558
  Gencor Ltd.                                         1,947,600            6,955
  Rembrandt Group Ltd.                                  358,200            3,236
                                                                  --------------
                                                                          35,348
                                                                  --------------
                                                                         118,385
                                                                  --------------
--------------------------------------------------------------------------------
------------
ZIMBABWE (9.1%)
BEVERAGES
  Delta Corp. Ltd.                                    2,594,489            8,029
                                                                  --------------
BUILDING MATERIALS & COMPONENTS
  PG Industries                                       1,115,614              529
  Portland Holdings Ltd.                                520,000              654
                                                                  --------------
                                                                           1,183
                                                                  --------------
ENERGY SOURCES
  Wankie Colliery Co. Ltd.                            6,872,900            2,326
                                                                  --------------
FINANCIAL SERVICES
  Northchart Investment Ltd.                            874,880              888
                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS
  Colcom Holdings                                     2,912,500              873
  Eastern Highlands                                   3,375,659              457
  Hippo Valley Estates Ltd.                           1,800,000            1,393
                                                                  --------------
                                                                           2,723
                                                                  --------------
LEISURE & TOURISM
  Zimbabwe Sun                                        4,668,161            1,806
                                                                  --------------
METALS -- NON-FERROUS
  Bindura Nickel Corp. Ltd.                             525,000              584
                                                                  --------------
MULTI-INDUSTRY
  TA Holdings Ltd.                                    8,700,000            1,094
  Trans Zambezi Industries Ltd.                         627,482            1,506
  Trans Zambezi Industries Ltd. ADR                     500,000            1,200
  TSL Ltd.                                            3,513,000            1,936
                                                                  --------------
                                                                           5,736
                                                                  --------------
                                                                          23,275
                                                                  --------------
--------------------------------------------------------------------------------
------------
TOTAL AFRICAN COMMON STOCKS
  (Cost U.S. $177,748)                                                   202,961
                                                                  --------------
--------------------------------------------------------------------------------
------------

                                                                           VALUE
                                                         SHARES            (000)
--------------------------------------------------------------------------------
------------
OTHER COMMON STOCKS (3.6%)
--------------------------------------------------------------------------------
------------
IRELAND (0.5%)
MINING
  Kenmare Resources                                   2,500,000   U.S.$    1,282
                                                                  --------------
--------------------------------------------------------------------------------
------------
UNITED KINGDOM (3.1%)
ENERGY SOURCES
  Wankie Colliery Co., Ltd.                             300,000               77
                                                                  --------------
MULTI-INDUSTRY
  Lonrho plc                                          2,913,981            7,754
                                                                  --------------
                                                                           7,831
                                                                  --------------
--------------------------------------------------------------------------------
------------
TOTAL OTHER COMMON STOCKS
  (Cost U.S. $8,272)                                                       9,113
                                                                  --------------
--------------------------------------------------------------------------------
------------

                                                       FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
------------
DEBT INSTRUMENTS (12.7%)
--------------------------------------------------------------------------------
------------
ALGERIA (1.4%)
LOAN AGREEMENTS
  Algeria Reprofiled Loan
    Agreement 'A' 1992 7.00%, 3/4/00                U.S.$ 5,000            3,488
                                                                  --------------
--------------------------------------------------------------------------------
------------
IVORY COAST (2.6%)
LOAN AGREEMENTS
  Republic Ivory Coast Syndicated Loan 12/31/00     FRF 168,857            6,785
                                                                  --------------
--------------------------------------------------------------------------------
------------
MOROCCO (4.9%)
LOAN AGREEMENTS
  Kingdom of Morocco Restructuring and
    Consolidation Agreement 'A' 1990 6.438%,
    1/1/09 (Participation: Bankers Trust, Merrill
    Lynch, Bank Paribas and Salomon Brothers)       U.S.$16,000           12,600
                                                                  --------------
--------------------------------------------------------------------------------
------------
                                                       FACE
                                                      AMOUNT               VALUE
                                                       (000)               (000)
--------------------------------------------------------------------------------
------------

NIGERIA (3.8%)
LOAN AGREEMENTS
  Central Bank of Nigeria Promissory Notes 5.25%,
    1/5/10                                          U.S.$20,000   U.S.$    9,756
                                                                  --------------
--------------------------------------------------------------------------------
------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S. $30,840)                                                     32,629
                                                                  --------------
--------------------------------------------------------------------------------
------------
SHORT-TERM INVESTMENTS (4.0%)
--------------------------------------------------------------------------------
------------
UNITED STATES (4.0%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.40%, dated 9/30/96, due
    10/1/96, to be repurchased at U.S.$10,139,
    collateralized by U.S. $7,455 United States
    Treasury Notes 10.625%, due 8/15/15, valued at
    U.S. $10,260 (Cost U.S.$10,137)                      10,137           10,137
                                                                  --------------
--------------------------------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.9%)
  Egyptian Pound                                     EGP  8,535            2,511
  Mauritius Rupee                                     MUR 6,994              339
  South African Rand                                 ZAR  9,183            2,024
  Zimbabwe Dollars                                     ZWD  458               44
                                                                  --------------
  (Cost U.S. $4,946)                                                       4,918
                                                                  --------------
--------------------------------------------------------------------------------
------------
TOTAL INVESTMENTS (101.3%)
  (Cost U.S. $231,943)                                                   259,758
                                                                  --------------
--------------------------------------------------------------------------------
------------
OTHER ASSETS AND LIABILITIES (-1.3%)
  Other Assets                                      U.S.$12,364
  Liabilities                                           (15,659)          (3,295)
                                                    -----------   --------------
--------------------------------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 15,448,477 issued and outstanding U.S. $0.01
    par value shares (100,000,000 shares authorized)               U.S.$ 256,463
                                                                     -----------
--------------------------------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                           U.S.$  16.60
                                                                     -----------
--------------------------------------------------------------------------------
------------

ADR  --   American Depositary Receipt.
FRF  --   French Franc

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